Exhibit 99.1

Unwired Planet Announces Financial Results

UNWIRED PLANET, INC. ANNOUNCES FIRST QUARTER FISCAL 2015 FINANCIAL RESULTS

RENO, NV – Oct. 30, 2014—Unwired Planet, Inc. (NASDAQ: UPIP) today announced financial results for the first quarter of fiscal year 2015.

Revenue for the first quarter ended September 30, 2014 was $1.3 million, while operating loss from continuing operations totaled $11.4 million.

“We continue to make progress on our litigation efforts and are encouraged by the results of the Markman hearings which occurred during the quarter,” said Phil Vachon, chairman of the board.

On a GAAP basis, net loss for the first fiscal quarter ended September 30, 2014 was $12.1 million, or $0.11 per share, compared with a net loss of $7.2 million, or $0.07 per share, in the September quarter of the preceding year. G&A expense during the September 2014 quarter was adversely impacted by expenses related to compensation and evaluating strategic options.

Conference Call Information

Unwired Planet has scheduled a conference call for 5:00 p.m. eastern time today to discuss its financial results for its first quarter fiscal 2015. Interested parties may access the conference call over the Internet through the company’s website at www.unwiredplanet.com or by telephone at 800-211-3767 or 719-457-2618 (international). A replay of the conference call will be available for one week (November 6), beginning at 8:00 p.m. eastern time on October 30 by calling 888-203-1112. The replay can be accessed internationally by calling 719-457-0820, access code: 8039558.

Unwired Planet Announces Financial Results

A live webcast of the call, together with supplemental financial information, will also be available on the Investors section of Unwired Planet’s website at http://www.unwiredplanet.com/investors. A replay will be available on the website for at least three months.

About Unwired Planet

Unwired Planet, Inc. (NASDAQ: UPIP) is the inventor of the Mobile Internet and a premier intellectual property company focused exclusively on the mobile industry. The company’s patent portfolio of approximately 2,500 issued and pending U.S. and foreign patents, includes technologies that allow mobile devices to connect to the Internet and enable mobile communications. The portfolio spans 2G, 3G, and 4G technologies, as well as cloud-based mobile applications and services. Unwired Planet’s portfolio includes patents related to key mobile technologies, including baseband mobile communications, mobile browsers, mobile advertising, push notification technology, maps and location based services, mobile application stores, social networking, mobile gaming, and mobile search. Unwired Planet is headquartered in Reno, Nevada. References in this release to Unwired Planet may be to Unwired Planet, Inc. or its subsidiaries.

Cautionary Note Regarding Forward Looking Statements

Any statements in this press release with respect to future events or expectations, including statements regarding the Company’s licensing activities and related recognition of revenue, litigation strategy and prospects and expectations regarding enhancing shareholder value are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1943 and Section 27A of the Securities Act of 1933. These forward-looking statements are subject to many risks and uncertainties that could cause actual results to differ materially from those projected. Notwithstanding changes that may occur with respect to matters relating to any forward looking statements, Unwired Planet assumes no obligation to update the forward-looking statements included in this press release. For a detailed discussion of these and other factors that may cause these forward looking statements not to come true, please refer to the risk factors discussed in Unwired Planet’s filings with the U.S.

Unwired Planet Announces Financial Results

Securities and Exchange Commission (“SEC”), including the company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014. These documents are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov or from Unwired Planet’s website at www.unwiredplanet.com.

Unwired Planet Announces Financial Results

UNWIRED PLANET, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except par value)

Unaudited

	September 30, 2014	June 30, 2014
ASSETS
Current assets:
Cash and cash equivalents	$73,777	$93,877
Short-term investments	38,078	40,068
Restricted cash	298	378
Prepaid and other current assets	925	666

Total current assets	113,078	134,989
Property and equipment, net	161	187
Long-term investments	3,710	11,745
Initial direct license costs, net	1,854	2,061
Debt issuance costs and other assets, net	1,403	1,459

Total assets	$120,206	$150,441

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,337	$1,181
Fee share obligation	—	12,850
Deferred revenue	5,005	5,005
Accrued liabilities	1,344	1,577
Accrued legal expense	3,649	4,054
Accrued compensation and related costs	1,920	605
Accrued restructuring costs	130	254

Total current liabilities	14,385	25,526
Fee share obligation, net of current portion	—	7,182
Long-term note payable	26,679	25,693
Deferred revenue, net of current portion	27,316	28,566
Other long-term liabilities	401	403

Total liabilities	68,781	87,370

Stockholders’ equity
Preferred stock	—	—
Common stock	112	111
Treasury stock	(76)	(884)
Additional paid-in-capital	3,243,417	3,243,756
Accumulated other comprehensive income	26	24
Accumulated deficit	(3,192,054)	(3,179,936)

Total stockholders’ equity	51,425	63,071

Total liabilities and stockholders’ equity	$120,206	$150,441

Unwired Planet Announces Financial Results

UNWIRED PLANET, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

Unaudited

	Three Months Ended September 30,	Three Months Ended September 30,
	2014	2013
Net revenue	$1,251	$—
Operating costs and expenses:
Patent licensing expenses	7,582	4,803
General and administrative	5,072	1,784
Restructuring and other related costs	2	—

Total operating costs and expenses	12,656	6,587

Operating loss from continuing operations	(11,405)	(6,587)
Interest income	24	43
Interest expense	(1,017)	(883)
Other income (expense), net	292	354

Loss from continuing operations	(12,106)	(7,073)

Discontinued operations:
Income (loss) from discontinued operations, net of tax	(12)	(113)

Income (loss) from discontinued operations, net of tax	(12)	(113)

Net loss	$(12,118)	$(7,186)

Basic and diluted net loss per share from:
Continuing operations	$(0.11)	$(0.07)
Discontinued operations	0.00	0.00

Net loss	$(0.11)	$(0.07)

Weighted average shares outstanding basic and diluted	111,724	102,144

Unwired Planet Announces Financial Results

UNWIRED PLANET, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

Unaudited

	Three Months Ended September 30,
	2014	2013
Cash flows from operating activities:
Net loss	$(12,118)	$(7,186)
Adjustments to reconcile net loss to net cash provided in (used in) in operating activities:
Depreciation and amortization	26	23
Stock-based compensation	467	445
Non-cash restructuring charges	2	6
Amortization of premiums/discounts on investments, net	27	16
Realized loss on sale of investments	—	115
Gain on change in fair value of consultant incentive award obligation	(295)	(409)
In kind interest payments on note payable	914	796
Amortization debt discount and issuance costs	103	87
Changes in operating assets and liabilities:
Accounts receivable	—	88
Initial licensing costs	228	—
Prepaid assets, deposits, and other assets	(255)	(90)
Accounts payable	1,156	(52)
Fee share obligation	(20,032)	—
Accrued liabilities	970	(412)
Deferred revenues	(1,250)	—
Accrued restructuring costs	(126)	(176)
Restricted cash	80	17,251

Net cash provided by (used in) operating activities	(30,103)	10,502

Cash flows from investing activities:
Purchases of property and equipment	—	(50)
Purchases of investments	—	(68,336)
Proceeds from sales and maturities of investments	10,000	7,643

Net cash provided by (used in) investing activities	10,000	(60,743)

Cash flows from financing activities:
Proceeds from rights offering issuance of common stock	—	12,500
Proceeds from exercise of stock options	79	107
Payment of debt and equity issuance costs	—	(284)
Purchase of treasury stock	(76)	(70)

Net cash provided by financing activities	3	12,253

Net decrease in cash and cash equivalents	(20,100)	(37,988)
Cash and cash equivalents at beginning of period	93,877	47,613

Cash and cash equivalents at end of period	$73,777	$9,625

Non-cash financing activity

Retirement of treasury stock	$884	$—

Unwired Planet Announces Financial Results

For More Information:

Mike Bishop

The Blueshirt Group

mike@blueshirtgroup.com

Tel: 415-217-4968